UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2014

WARNER CHILCOTT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	333-199019	98-0496358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cannon’s Court 22

Victoria Street

Hamilton HM 12

Bermuda

(Address of Principal Executive Offices)

(441) 295-2244

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The information furnished in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing of Warner Chilcott Limited, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On November 5, 2014, Actavis plc (the “Company”), of which Warner Chilcott Limited is a consolidated subsidiary, issued a press release announcing that beginning with the third quarter of 2014, the Company is presenting its operating results in three revenue-producing segments: North American Brands, North American Generics and International and Anda Distribution. The Company furnished the press release as Exhibit 99.1 to a Current Report on Form 8-K filed on November 5, 2014.

The Company financial information contained in the press release includes, on a consolidated basis, information regarding Warner Chilcott Limited’s results of operations and financial condition.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Actavis plc Press Release dated November 5, 2014 (Exhibit 99.1 to the Actavis plc Current Report on Form 8-K dated November 5, 2014 relating to changes in Actavis plc’s segment reporting) is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2014

Warner Chilcott Limited

By:	/s/ R. Todd Joyce
Name:	R. Todd Joyce
Title:	Chief Financial Officer

Exhibit Index

EXHIBIT NO.	DESCRIPTION

99.1	Actavis plc Press Release dated November 5, 2014 (Exhibit 99.1 to the Actavis plc Current Report on Form 8-K dated November 5, 2014 relating to changes in Actavis plc’s segment reporting is incorporated herein by reference).